Quarterly Holdings Report
for

Fidelity® SAI International SMA Completion Fund

July 31, 2019

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

ISM-QTLY-0919
1.9893101.100

Schedule of Investments July 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value
Australia - 2.5%
Magellan Financial Group Ltd.	6,987	$293,427
Bermuda - 2.2%
Hiscox Ltd.	12,811	264,851
Canada - 6.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	9,326	571,657
Constellation Software, Inc.	225	214,071

TOTAL CANADA		785,728

Denmark - 2.5%
ORSTED A/S (a)	3,247	296,600
France - 7.4%
Amundi SA (a)	3,520	243,150
Capgemini SA	1,331	169,811
SR Teleperformance SA	2,243	470,777

TOTAL FRANCE		883,738

Germany - 6.0%
Hannover Reuck SE	2,775	435,292
Vonovia SE	5,544	271,633

TOTAL GERMANY		706,925

India - 10.4%
HDFC Bank Ltd. sponsored ADR	7,138	820,728
Infosys Ltd. sponsored ADR	36,029	407,848

TOTAL INDIA		1,228,576

Indonesia - 5.1%
PT Bank Central Asia Tbk	140,130	307,638
PT Bank Rakyat Indonesia Tbk	921,247	291,923

TOTAL INDONESIA		599,561

Ireland - 5.7%
Kerry Group PLC Class A	2,887	336,849
Kingspan Group PLC (Ireland)	7,026	344,556

TOTAL IRELAND		681,405

Italy - 1.2%
Recordati SpA	3,179	142,631
Japan - 26.7%
Itochu Corp.	14,846	282,679
Keyence Corp.	882	511,818
Minebea Mitsumi, Inc.	29,341	500,777
Misumi Group, Inc.	6,451	146,703
Nabtesco Corp.	4,678	127,324
Nitori Holdings Co. Ltd.	2,287	309,656
Recruit Holdings Co. Ltd.	14,766	500,013
Tsuruha Holdings, Inc.	5,500	562,690
Welcia Holdings Co. Ltd.	4,699	219,422

TOTAL JAPAN		3,161,082

Luxembourg - 2.1%
B&M European Value Retail SA	55,452	249,510
Norway - 3.2%
Schibsted ASA (A Shares)	13,911	376,015
South Africa - 2.9%
Capitec Bank Holdings Ltd.	4,176	341,824
Spain - 2.5%
Prosegur Cash SA (a)	146,619	298,645
Sweden - 1.8%
Indutrade AB	7,666	217,731
Switzerland - 1.7%
Sika AG	1,425	206,324
United Kingdom - 3.5%
Ascential PLC (a)	25,772	124,801
Bunzl PLC	5,002	130,783
St. James's Place Capital PLC	13,251	158,567

TOTAL UNITED KINGDOM		414,151

TOTAL COMMON STOCKS
(Cost $11,151,163)		11,148,724

Money Market Funds - 16.3%
Fidelity Cash Central Fund 2.43% (b)
(Cost $1,926,275)	1,925,890	1,926,275
TOTAL INVESTMENT IN SECURITIES - 110.3%
(Cost $13,077,438)		13,074,999
NET OTHER ASSETS (LIABILITIES) - (10.3)%		(1,220,747)
NET ASSETS - 100%		$11,854,252

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $963,196 or 8.1% of net assets.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,676
Total	$4,676

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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